Exhibit 99.2

Filed by Cowen Group, Inc.

Pursuant to Rule 425 under the Securities Act of 1933

and deemed filed under Rule 14a-12 of the Securities Act of 1934

Subject Company: Cowen Group, Inc.

Commission File No. 000-52048

Cowen Group, Inc. Transaction between Ramius LLC and Cowen Group, Inc. Investor Presentation June 4, 2009

Forward-Looking and Cautionary Statement This presentation may contain forward-looking statements including statements relating to the market opportunity and future business prospects of Cowen Group, Inc. (“Cowen” or the “Company”). Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements. Consequently, all forward-looking statements made during this presentation are qualified by those risks, uncertainties and other factors. These factors include, but are not limited to, (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Transaction Agreement and Agreement and Plan of Merger between Cowen and Ramius (the “Transaction Agreement”); (2) the outcome of any legal proceedings that may be instituted against Cowen and others following announcement of the Transaction Agreement and transactions contemplated therein; (3) the inability to complete the transactions contemplated by the Transaction Agreement due to the failure to obtain stockholder approval, (4) the inability to obtain necessary regulatory approvals required to complete the transactions contemplated by the Transaction Agreement; (5) the risk that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the announcement and consummation of the transactions described herein; (6) the ability to recognize the anticipated benefits of the combination of Cowen and Ramius, including potential cost savings and the ability to expand into new business lines; and (7) the possibility that Cowen may be adversely affected by other economic, business, and/or competitive factors. Actual results may differ materially and reported results should not be considered an indication of future performance. Please reference our SEC filings, which are available on our web site, for a detailed description of factors that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. To supplement our financial statements presented in accordance with GAAP, management uses certain non-GAAP measures of financial performance and liquidity. These non-GAAP measures are in addition to results prepared by the Company in accordance with GAAP, and should only be considered together with the Company’s GAAP results. Certain statements in the following presentation relate to future results that are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Except for the ongoing obligations of Cowen to disclose material information under the federal securities laws, Cowen does not undertake any obligation to release any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required by law.

Additional Information and Where to Find It In connection with the proposed transaction, Cowen will file relevant materials with the SEC, including a registration statement on Form S-4 that will include a proxy statement of Cowen that also constitutes a prospectus of Cowen. Cowen will mail the final proxy statement/prospectus to its stockholders. Investors and security holders are urged to read these documents (if and when they become available) and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about Cowen and the proposed transaction. Investors and security holders may obtain these documents (and any other documents filed by Cowen with the SEC) free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed with the SEC by Cowen may be obtained free of charge by directing such request to: Investor Relations, 1221 Avenue of the Americas, New York, NY 10020 or from Cowen’s Investor Relations page on its corporate website at www.cowen.com. The directors, executive officers, and certain other members of management and employees of Cowen may be deemed to be participants in the solicitation of proxies in favor of the proposed transactions from the stockholders of Cowen. Information about the executive officers and directors of Cowen is set forth in the proxy statement for Cowen’s 2008 Annual Meeting of Stockholders, which was filed with the SEC on April 30, 2008.

Overview of Cowen Group, Inc. and Ramius LLC Cowen is a leading boutique investment banking franchise complemented by superior research and brokerage capabilities Led by long-time Wall Street veterans Greg Malcolm, John O’Donoghue, Barry Tarasoff and Donald Meltzer Since its IPO, Cowen has continued to expand its coverage universe into new sectors while maintaining a disciplined focus on its core competencies Cowen has built an alternative investment management business that leverages the firm’s healthcare industry expertise Cowen Healthcare Royalty Partners (CHRP) has approximately $500 million in AUM Core brokerage revenues (1) have increased each year since 2005 despite the challenging commission environment The combination of Ramius and Cowen will create a well-capitalized, diversified financial services firm. Ramius is a diversified alternative asset management platform with multi-strategy, real estate and fund of funds businesses Under the leadership of industry veterans Peter Cohen, Jeff Solomon, Morgan Stark and Tom Strauss, Ramius has developed a leading, institutional-quality investment franchise Since inception in 1997, Ramius has generated a compounded annualized return on its equity capital of 8.9% versus S&P 500 return of 1.7% As of 4/1/09, Ramius’ AUM was $7.7 billion Hedge Funds: $3.0 billion Fund of Funds: $2.1 billion Real Estate: $1.6 billion Cash Management: $0.9 billion Note: AUM figures may not add due to rounding. (1) Non-GAAP financial measure: Core brokerage revenue represents brokerage revenue excluding income or loss from warrants, asset management seed funds, convertible brokerage, restricted stock received in connection with the demutualization of certain exchanges and mutual fund investments held as a hedge against legacy deferred compensation obligations.

Transaction Overview The combination of Ramius and Cowen forms a diversified financial services firm across asset management, investment banking, research and brokerage Combines Ramius’ alternative investment platform with Cowen’s focused research, brokerage and investment banking business Significant employee ownership and strong alignment of interests Complementary capabilities and relationships Strong balance sheet; significantly larger scale Broad platform to attract and retain talent Senior management team comprised of the leaders of each firm to drive revenue across businesses Presents opportunities for business line and revenue enhancements in fixed income, real estate and high net worth related products and services

Transaction Details 100% stock transaction Cowen creates a new public holding company (“NewCo”) Ramius contributes substantially all of its assets and liabilities to a subsidiary of NewCo in exchange for stock in NewCo Cowen merges into a subsidiary of NewCo and outstanding Cowen stock is converted into NewCo stock Transaction Structure Consideration Cowen will issue 37.54 million shares to Ramius and 2.71 million shares to an affiliate of a third party investor in Ramius Ownership Ramius and an affiliate of a third party investor in Ramius: 71.2% Cowen: 28.8% Anticipated Closing Q4 2009 Approvals Cowen stockholder approval Customary regulatory approvals Board 10 Board members - 5 appointed by Ramius, 4 appointed by Cowen and 1 nominated by a significant stakeholder in the combined entity Share Lock-Up Following closing, certain members of Ramius and key senior management employees at the combined company will be subject to restrictions on their ability to sell shares

Ownership Cowen Current Ownership Ramius Current Ownership Pro Forma Ownership at Closing Cowen 28.8% Ramius 71.2% (1) (1) Includes Ramius and an affiliate of a third party investor in Ramius Employees 29% Public 71% Employees 27% Other 73% Employees 10% Public 19% Employees 21% Other 50%

Organization Chart of Combined Company Peter Cohen Chairman & CEO Cowen Group, Inc. Thomas Strauss President & CEO Ramius Fund of Funds Morgan Stark President & CEO Ramius Greg Malcolm President & CEO Cowen and Company Executive Committee

Financial Rationale Combination diversifies revenue profile Significant embedded operating leverage Increased product breadth and cross-selling opportunities Collective deployment of firm capital is more efficient Targeted annual cost savings of at least $10 million Expected to be accretive to earnings in first full year of combined operations

Strategic Rationale Alternative Asset Manager Boutique Investment Bank Hedge Funds Fund of Funds Real Estate Cash Management Senior Experience, Capital Markets and Banking Relationships Equity Sales and Trading Equity Research Investment Banking Senior Experience, Capital Markets and Banking Relationships Opportunities Investment Management Brokerage, Research and Banking HNW Separate Accounts Business Fixed income Real Estate FIG The combined company will be well-positioned to serve corporate, institutional and HNW clients Scale and operating leverage Depth of talent pool Cultural compatibility

Key Operating Metrics ($ in millions except AUM, which is in billions) (1) Based on 4/1/09. (2) Based on 3/31/09. (3) As of 6/3/09. (4) Adjusted to include $23.5 million for the purchase by the combined entity of the remaining 50% of the Ramius Fund of Funds business and after ($11.5) million in pre-closing distributions. Does not include consolidation adjustments. + Assets Under Management $7.7 $0.5 $8.2 Shareholders’ Equity (4) $325 $139 $476 Employees 153 425 578 Investment assets plus cash $300 $80 $380 (1) (2) (2) (3)